UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2012

ADVANCED CELL TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2012, Advanced Cell Technology, Inc.’s board of directors appointed Michael T. Heffernan as a member of our board of directors. In connection with his appointment as a director, Mr. Heffernan was granted 100,000 fully vested shares of our common stock. Mr. Heffernan has been appointed to serve as a director until our 2012 annual meeting of stockholders or until his earlier resignation or removal. There was no arrangement or understanding between Mr. Heffernan and any other person pursuant to which Mr. Heffernan was selected as a director. There are no familial relationships between Mr. Heffernan and any of our other directors or officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2012	Advanced Cell Technology, Inc. By: /s/ Gary H. Rabin Gary H. Rabin Chief Financial Officer